                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 6, 2003


                           JAMES CABLE PARTNERS, L.P.
                            JAMES CABLE FINANCE CORP.

             (Exact name of registrant as specified in its charter)


           Delaware                    333-35183                  38-2778219
           Michigan                   333-35183-01                38-3182724
 (State or other jurisdiction     (Commission File No.)         (IRS Employer
       of incorporation)                                     Identification No.)

                        38710 Woodward Avenue, Suite 180
                        Bloomfield Hills, Michigan 48304
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (248) 647-1080

          (Former name or former address, if changed since last report)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

On June 26, 2003, James Cable Partners, L.P. ("James Cable") and James Cable Finance Corp., a wholly-owned subsidiary of James Cable ("James Cable Finance," and together with James Cable, the "Company"), filed separate voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Middle District of Georgia, Macon Division (the "Bankruptcy Court"). The cases are being jointly administered under the caption "In re: James Cable Partners, L.P., et al., Case No. 03-52842" (the "Chapter 11 Cases").

On October 6, 2003, the Bankruptcy Court entered an order:

- Approving the Company's first amended disclosure statement dated September 18, 2003 (the "Disclosure Statement");
- Scheduling a hearing on November 25, 2003 at 2:30 p.m. (Eastern Time) for confirmation of the Company's proposed first amended plan of reorganization dated September 18, 2003 (the "Plan");
- Setting a deadline of November 13, 2003 at 5:00 p.m. (Eastern Time), and establishing procedures, for filing objections to the Plan;
- Setting October 7, 2003 as the record date for the mailing of solicitation materials and voting purposes;
- Approving solicitation packages and procedures for distributing those packages to creditors;
- Approving the form of notice for the confirmation hearing and certain related matters;
- Approving the forms of the ballots to be used by creditors to vote on the Plan; and
-    Establishing a voting deadline of November 11, 2003 at 5:00 p.m. (Eastern
     Time), and procedures for tabulating votes on the Plan.

As more thoroughly described in the Disclosure Statement, the primary purpose of the Plan is to effectuate a restructuring of James Cable and its outstanding indebtedness and resolve James Cable's liquidity problems, thereby enhancing the recoveries for James Cable's creditors and enabling James Cable to continue as a going concern. Another purpose of the Plan is to effectuate a liquidation and dissolution of James Cable Finance, a non-operating wholly-owned subsidiary of James Cable. If the Plan is confirmed, James Cable will reorganize into a limited liability company organized under the laws of the State of Delaware ("Reorganized James Cable") and a holding company, James Cable Holdings, LLC, will be organized as a limited liability company under the laws of the State of Delaware ("James Cable Holdings"). In addition, pursuant to the Plan, James Cable Finance will be liquidated and the creditors of James Cable Finance, whose only asset is $1,000 of cash, will receive the distributions on account of their claims described in greater detail in the Disclosure Statement.

The Plan contemplates reducing the principal amount of James Cable's outstanding indebtedness by converting the claims of holders of the Notes ("Note Claims") into equity interests in Reorganized James Cable. In addition, by providing Reorganized James Cable with a de-leveraged capital structure, the company that results from the restructuring should be positioned favorably to withstand the normal fluctuations in the cable and telecommunications industry. To that end, by offering the holders of Note Claims a significant percentage of the equity of the

Reorganized James Cable on a post-restructuring basis, the Company intends that these holders will participate in the long term growth opportunity of Reorganized James Cable's business.

The Plan contemplates the issuance, upon the Effective Date of the Plan, of new equity interests in Reorganized James Cable that will be allocated as follows:
(i) 93%, on a pro rata basis, to holders of the Note Claims; and (ii) the remaining 7%, on a pro rata basis, to the holders of the existing equity interests in James Cable. In addition, certain holders of Note Claims will be able to elect, as an alternative to receiving their pro rata share of the 93% of new equity interests in Reorganized James Cable, to receive $540 per $1,000 principal amount of the Notes held by such holders in cash, on the effective date of the Plan (the "Effective Date"), in full satisfaction of its Note Claim. Thereafter, pursuant to the Plan, the equity interests of Reorganized James Cable will be contributed to James Cable Holdings, which will serve as a holding company for the business and assets of James Cable following the reorganization. In short, each holder of a Note that does not elect to receive cash will end up with an equity interest in a newly formed, privately-held entity that serves as a holding company for the business and assets of James Cable following the reorganization.

The Plan also contemplates that on the Effective Date, the Company's existing secured creditors (the "Lenders"), on account of their Lenders' claims (the "Lenders' Claims"), either (A) will retain their liens and security interests and be paid in accordance with James Cable's pre-petition credit agreement (the "Pre-Petition Credit Agreement") or (B) will be paid the entire amount of the Lenders' Claims in full, and without premium of any kind. If the Lender's retain their liens and security interests and are to be paid pursuant to the Pre-Petition Credit Agreement, then the Pre-Petition Agreement will be amended and restated upon the Effective Date of the Plan with the following amendments:
(i) the term will be extended for 4 years from the Effective Date of the Plan;
(ii) the interest rate applicable to the Loans (as defined in the Pre-Petition Credit Agreement) will be 12%; (iii) prepayment of the Loans during the first calendar year following the Effective Date will bear a 1% premium, during the second calendar year will bear a 5% premium, during the third calendar year will bear a 3% premium and during the fourth calendar year will bear no premium; (iv) provided that the Loans are not paid in full on the Effective Date, the Lenders will receive a payment equal to 2% of the amount of the Loans outstanding on the Effective Date; and (v) financial covenants and similar provisions will be appropriately modified as agreed to by the Lenders and Reorganized James Cable to reflect the post-confirmation financial position of Reorganized James Cable. The Bankruptcy Court has authorized the Company to enter into a commitment letter with Merrill Lynch Capital for the purpose of refinancing the Lenders' claims and the indebtedness outstanding under the Pre-Petition Credit Agreement.

Assuming prompt confirmation of the Plan, the Company anticipates that it will complete its restructuring and emerge from Chapter 11 by December 2003. It is anticipated that if the Plan is confirmed, then the Company will emerge from bankruptcy as a private company and will no longer be required to file periodic reports under the Securities Exchange Act of 1934.

The foregoing summary of the Plan and the Disclosure Statement does not purport to be complete and is qualified in its entirety by the more detailed information that appears in the Plan and the Disclosure Statement filed with the Bankruptcy Court.

Bankruptcy law does not permit solicitation of acceptances of a plan of reorganization until the Bankruptcy Court approves the applicable disclosure statement relating to such plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor's books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment. Neither this Current Report on Form 8-K nor the disclosures contained herein are intended to be, and they should not be construed as, a solicitation for a vote on the Plan. The Company will emerge from Chapter 11 if and when the Plan receives the requisite approvals and is confirmed by the Bankruptcy Court.

Information regarding the Chapter 11 Cases, as well as copies of the filings made by the Company (including the Plan and the Disclosure Statement), can be obtained from the Office of the Clerk of the United States Bankruptcy Court for the Middle District of Georgia, 433 Cherry Street, P.O. Box 1957, Macon, Georgia 31202; telephone: 478-752-3506; facsimile: 478-752-8157; www.gamb.uscourts.gov.

James Cable owns, operates and develops cable television systems serving rural communities in Oklahoma, Texas, Georgia, Louisiana, Colorado, Wyoming, Tennessee, Alabama and Florida. As of September 30, 2003, it served 63,445 basic subscribers and had approximately 8,400 high-speed Internet customers and approximately 3500 dial-up Internet customers.

                                    * * * * *

From time to time the Company and its representatives may provide information, whether orally or in writing, including certain statements in this Form 8-K Report, which are deemed to be "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Litigation Reform Act"). These forward-looking statements and other information relating to the Company are based on the beliefs of management as well as assumptions made by and information currently available to management.

The words "anticipate," "believe," "contemplate," "estimate," "expect," "if," "intend," "should," "will," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current views of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated or expected. The Company does not intend to update these forward-looking statements.

In accordance with the provisions of the Litigation Reform Act the Company is making investors aware that such "forward-looking" statements, because they relate to future events, are by their very nature subject to many important factors which could cause actual results to differ materially from those contained in the "forward-looking" statements. Such factors include but are not limited to those described in the Company's prior Quarterly Reports on Form 10-Q, and in the Company's Annual Report on Form 10-K under Item 1 and Item 7.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    JAMES CABLE PARTNERS, L.P.

                                    By:  James Communications Partners
                                         General Partner

                                    By:  Jamesco, Inc.
                                         Partner


                                    By:  /s/ William R. James
                                         ---------------------------------------
Date: October 6, 2003                    William R. James
                                         President

                                    By:  James Communications Partners
                                         General Partner

                                    By:  DKS Holdings, Inc.
                                         Partner


                                    By:  /s/ Daniel K. Shoemaker
                                         ---------------------------------------
Date: October 6, 2003                    Daniel K. Shoemaker
                                         President (Principal financial officer
                                         and chief accounting officer)


                                    JAMES CABLE FINANCE CORP.


                                    By:  /s/ William R. James
                                         ---------------------------------------
Date: October 6, 2003                    William R. James
                                         President


                                    By:  /s/ Daniel K. Shoemaker
                                         ---------------------------------------
Date: October 6, 2003                    Daniel K. Shoemaker
                                         Treasurer (Principal financial officer
                                         and chief accounting officer)